Exhibit 23.6

                    CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the registration statements of ALLTEL Corporation on Form S-8 (File Nos. 2-99523, 33-35343, 33-48476, 33-54175, 33-56291, and 33-65199) of our report dated March 6, 1998, on our audit of the consolidated financial statements of the Orlando SMSA Limited Partnership as of December 31, 1997 and for the year then ended, which report is included in this Form 8-K/A.

                                                  /s/PricewaterhouseCoopers LLP

Atlanta, Georgia
January 27, 1999

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